UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2006

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Franklin Parkway, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 20, 2006, Anne M. Tatlock, a Vice Chairman, Member – Office of the Chairman of Franklin Resources, Inc. (the “Company”) determined that she will retire from her employment with the Company effective January 25, 2007. Ms. Tatlock has previously announced that she will retire as Chairman of the Board of Directors and Chief Executive Officer of Fiduciary Trust Company International, a subsidiary of the Company (“Fiduciary Trust”) effective January 1, 2007. Ms. Tatlock will continue as a member of the Board of Directors of the Company and of Fiduciary Trust.

(e) On December 20, 2006, the Compensation Committee of the Board of Directors of the Company, pursuant to its authority under the Franklin Resources, Inc. 2004 Key Executive Incentive Compensation Plan (the “KEIP”), established a maximum individual target award of $7,000,000 for the fiscal year ending September 30, 2007 (the “2007 fiscal year”) for Mr. Gregory E. Johnson, the Company’s President and Chief Executive Officer. This maximum individual target award can be achieved based on two components, operating profit margin (rounded to the nearest whole percent) and the average (rounded to the nearest whole percent) of the percentage growth of diluted earnings per share and pre-tax operating income. If the Company’s operating profit margin is 35% or greater for the 2007 fiscal year, then Mr. Johnson will be entitled to receive $2,100,000 of the aggregate maximum individual target award. If such operating profit margin is 32% to 34%, then Mr. Johnson will be entitled to receive $1,890,000 or, if such operating profit margin is 28% to 31%, then Mr. Johnson will be entitled to receive $1,680,000. If such operating profit margin is less than 28%, then Mr. Johnson will forfeit any right to receive this $2,100,000 portion of the target award. If the average of the percentage growth of diluted earnings per share and pre-tax operating income for the 2007 fiscal year is 23% or greater, then Mr. Johnson will be entitled to receive $4,900,000 of the target award. If such percentage is 15% to 22%, then he will be entitled to receive $3,920,000; if such percentage is 10% to 14%, then he will be entitled to receive $2,450,000; or if such percentage is 5% to 9%, then he will be entitled to receive $980,000. If such percentage is less than 5%, then Mr. Johnson will forfeit any right to receive this $4,900,000 portion of the target award. Pre-tax operating income is defined as total operating revenue less total operating expenses determined on a consolidated basis reported as operating income included in the Company’s earnings release issued after the fourth quarter of the 2007 fiscal year. Notwithstanding the potential amounts receivable pursuant to the target award, the actual award amounts payable to Mr. Johnson are subject to the Compensation Committee’s authority under the KEIP to reduce the award amounts otherwise payable to him. Additionally, in accordance with the KEIP, the award amounts are payable in cash or common stock at the discretion of the Compensation Committee.

Item 8.01	Other Events.

On December 13, 2006, the Board of Directors (the “Board”) of the Company approved the amendment and, in certain cases, restatement of certain of the Company’s employee benefit plans, in particular the Franklin Resources, Inc. 1998 Employee Stock Investment Plan, as amended (the “ESIP”), the Franklin Resources, Inc. Amended and Restated Annual Incentive Compensation Plan (the “AIP”) and the KEIP. The amendment and, in certain cases, restatement of the plans had previously been approved by the Compensation Committee of the Company and recommended to the Board for approval.

With respect to the ESIP, the Board approved the amendment and restatement of the ESIP to, among other things, (i) increase the maximum number of shares which shall be made available for sale or as a matching grant under the ESIP to eight million (8,000,000) shares, (ii) extend the term of the ESIP to January 31, 2018, and (iii) remove, for Purchase Periods (as such term is defined in the ESIP) occurring on and after the date the Board approved such amendment and restatement, the provision of the ESIP that employees will not be eligible to participate in the ESIP for any relevant Purchase Period if such employee’s customary employment is less than 20 hours per week. Certain clarifying, technical and/or other minor changes to the ESIP were also approved by the Board as part of the amendment and restatement of the ESIP. The ESIP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and, accordingly, only the increase in the maximum number of shares available under the ESIP is subject to the approval of the Company’s stockholders, which such approval shall be sought at the Company’s next annual meeting of stockholders.

With respect to the AIP and the KEIP, the Board approved the amendment and restatement of the AIP and the amendment of the KEIP principally to make clarifying and technical changes to the applicable plan, including, in particular, to address the application and effects of Section 409A of the Code (relating to deferred compensation arrangements) and any related regulatory or administrative guidance issued by the Internal Revenue Service. None of the amendments to the AIP or the KEIP are subject to the approval of the stockholders of the Company.

This brief description of the amendments and, as applicable, restatements of each of the ESIP, the AIP and the KEIP is not intended to be complete and is qualified in its entirety by reference to the full text of each of the amended and, as applicable, restated ESIP, AIP and KEIP, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Franklin Resources, Inc. 1998 Employee Stock Investment Plan, as amended and restated December 13, 2006

10.2	Franklin Resources, Inc. Amended and Restated Annual Incentive
Compensation Plan (amended and restated December 13, 2006)

10.3	Franklin Resources, Inc. 2004 Key Executive Incentive Compensation Plan,
as amended December 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: December 22, 2006	/s/ Barbara J. Green
Name: Barbara J. Green
Title: Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Franklin Resources, Inc. 1998 Employee Stock Investment Plan, as amended and restated December 13, 2006

10.2	Franklin Resources, Inc. Amended and Restated Annual Incentive
Compensation Plan (amended and restated December 13, 2006)

10.3	Franklin Resources, Inc. 2004 Key Executive Incentive Compensation Plan,
as amended December 13, 2006

4